EXHIBIT 10.5
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                           JOINT FILING AGREEMENT

        The undersigned hereby agree that the statements in their
   Schedule 13D with respect to the shares of common stock, par value $0.01 per share, of ABC-NACO Inc., dated February 19, 1999, is, and any amendments to such Schedule 13D signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

   Dated: February 22, 1999


                                      /s/ Joseph A. Seher
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                                          Joseph A. Seher


                                      /s/ Mary Beth Seher
                                      -----------------------------------
                                          Mary Beth Seher


                                      AMY MARIE SEHER TRUST


                                      By: /s/ Mary Beth Seher
                                         --------------------------------
                                              Mary Beth Seher, as Trustee


                                      DEBORAH JILL SEHER TRUST


                                      By: /s/ Mary Beth Seher
                                         --------------------------------
                                              Mary Beth Seher, as Trustee